EXHIBIT 10.2

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal $3,373,343.69	Loan Date 08-16 -2010	Maturity 01-10-2011	Loan No 1089922418	Call / Coll 410 / 4	Account MACC PE00	Officer 755	Initials

References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	MACC PRIVATE EQUITIES INC.	Lender:	CEDAR RAPIDS BANK AND TRUST COMPANY
101 2ND ST SE SUITE 800	500 1ST AVENUE NE STE 100
CEDAR RAPIDS, IA 52401-1219	CEDAR RAPIDS, IA 52401

LOAN TYPE.  This is a Variable Rate Nondisclosable Loan to a Corporation for $3,373,343.69 due on January 10, 2011.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☒	Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Consolidate #1089921655 and #1089921654 into one term note.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $3,373,343.69 as follows:

Other Disbursements: $3,373,343.69 Existing Principal Balance as of 8/16/2010	$3,373,343.69 __________
Note Principal:	$3,373,343.69

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED AUGUST 16, 2010.

BORROWER:

MACC PRIVATE EQUITIES INC.		Company Name

By:	/s/ Michael W. Dunn	By:	/s/Derek J. Gaertner
	Michael W. Dunn, Chairman of the Board of MACC PRIVATE EQUITIES INC.		Derek J. Gaertner, CFO & CCO of MACC PRIVATE EQUITIES INC.

LASER PRO Lending, Ver. 5.52.10.001 Copr. Harland Financial Solutions, Inc. 1997, 2010. All Rights Reserved. - IA W:\CRBT\CFI\LPL\D20C.FC   TR-5224 PR-9